Exhibit 99.1

             Eclipsys Releases Financial Results for the Quarter and
                          Year Ended December 31, 2003

    BOCA RATON, Fla.--(BUSINESS WIRE)--Jan. 21, 2004--Eclipsys
Corporation(R) (Nasdaq:ECLP), The Outcomes Company(R), today released results for the quarter and year ended December 31, 2003.
    The following table summarizes significant financial data (in millions, except per share data):



                     -------------------------------------------------
                                      As compared to
                     -------------------------------------------------

            -------  ------------------------ ------------------------
             Three     Three months ended       Three months ended
             months         December 31             September 30
             ended
             Dec. 31
            --------------------------------- ------------------------
              2003     2002 Change $ Change %   2003 Change $ Change %
            -------  ------------------------ ------------------------
Revenues    $ 66.3   $ 53.4   $ 12.9    24.2% $ 68.2   $ (1.9)   -2.8%
            -------  ------------------------ ------------------------
Net loss    $(20.9)  $(14.9)  $ (6.0)   40.3% $(11.1)  $ (9.8)   88.3%
            -------  ------------------------ ------------------------
Basic and
 diluted
 loss per
 share      $(0.46)  $(0.33)  $(0.13)   39.4% $(0.24)  $(0.22)   91.7%
            -------  ------------------------ ------------------------

Operating
 cash flows $ (3.8)  $  7.0   $(10.8) -154.3% $  0.9   $ (4.7) -522.2%
            -------  ------------------------ ------------------------
Purchase of
 fixed
 assets     $  2.8   $  3.2   $ (0.4)  -12.5% $  6.5   $ (3.7)  -56.9%
            -------  ------------------------ ------------------------
Capitalized
 software
 development
 costs      $  2.7   $  2.4   $  0.3    12.5% $  8.0   $ (5.3)  -66.3%
            -------  ------------------------ ------------------------

            -------  ------------------------ ------------------------
             As of      As of December 31        As of September 30
             Dec. 31
            --------------------------------- ------------------------
              2003     2002 Change $ Change %   2003 Change $ Change %
            -------  ------------------------ ------------------------
Cash, cash
 equivalents
 and
 marketable
 securities $151.7   $183.5   $(31.8)  -17.3% $158.8    $(7.1)   -4.5%
            -------  ------------------------ ------------------------
Days sales
 outstanding  75.0     79.0     (4.0)   -5.1%   64.0     11.0    17.2%
            -------  ------------------------ ------------------------
Deferred
 revenue    $101.2   $ 80.1   $ 21.1    26.3% $ 94.1    $ 7.1     7.5%
            -------  ------------------------ ------------------------

                     ------------------------
                          As compared to
                     ------------------------

              ---------------------------------------
                 Year                  Year
                 ended                 ended
               December 31          December 31
              ---------------------------------------
                2003           2002 Change $ Change %
              -------        ------------------------
Revenues      $ 254.7        $218.1   $ 36.6    16.8%
              -------        ------------------------
Net loss      $(56.0)        $(29.8)  $(26.2)   87.9%
              -------        ------------------------
Basic and
 diluted
 loss per
 share        $ (1.23)       $(0.67)  $(0.56)   83.6%
              -------        ------------------------

Operating
 cash flows   $  (3.4)       $ 32.2   $(35.6) -110.6%
              -------        ------------------------
Purchase of
 fixed
 assets       $  16.0        $ 12.9   $  3.1    24.0%
              -------        ------------------------
Capitalized
 software
 development
 costs        $  18.2        $  8.8   $  9.4   106.8%
              -------        ------------------------

              -------  ------------------------
               As of      As of December 31
               Dec. 31
              -------- ------------------------
                2003     2002 Change $ Change %
              -------  ------------------------
Cash & cash
 equivalents  $151.7   $183.5   $(31.8)  -17.3%
              -------  ------------------------
Days sales
 outstanding    75.0     79.0     (4.0)   -5.1%
              -------  ------------------------
Deferred
 revenue      $101.2   $ 80.1   $ 21.1    26.3%
              -------  ------------------------


    Fourth quarter results

    Fourth quarter 2003 revenues were $66.3 million compared to revenues of $53.4 million in Q4'02 and revenues of $68.2 million in Q3'03. Net loss for the quarter was $(20.9) million, compared to a net loss of $(14.9) million in the same period a year ago and a net loss of $(11.1) million in Q3'03. Basic and diluted net loss per share was $(0.46), compared to $(0.33) in Q4'02 and $(0.24) in Q3'03.
    Operating cash flows were $(3.8) million, compared to $7.0 million in Q4'02 and $932,000 in Q3'03. Cash, cash equivalents and marketable securities were $151.7 million as of December 31, 2003, down from $183.5 million as of December 31, 2002 and down sequentially from $158.8 million as of September 30, 2003. Days sales outstanding (DSOs) were 75 as of December 31, 2003, a decrease of 4 days from December 31, 2002, and an increase of 11 days from the preceding quarter. Deferred revenue (including current and long-term) was $101.2 million as of December 31, 2003, compared to $80.1 million as of December 31, 2002. Deferred revenue increased sequentially
$7.1 million from $94.1 million as of September 30, 2003.

    Year ended December 31, 2003

    Revenues for the year ended December 31, 2003 were $254.7 million, compared to $218.1 million in the prior year. Net loss for the period was $(56.0) million, as compared to $(29.8) million in the previous year. Basic and diluted net loss per share was $(1.23) compared to $(0.67) in the prior year. Operating cash flows decreased to $(3.4) million, compared to $32.2 million in 2002.
    Robert J. Colletti, senior vice president and chief financial officer, said: "Given the difficult challenges we faced this quarter, we are pleased with our fourth quarter revenues, which were the third highest in the history of the company, last quarter being the highest. In assessing our fourth quarter results there are two significant items to note. First, included in fourth quarter results was a charge of $4.4 million related to anticipated costs associated with our previously announced SunriseXA response time issue. Second, lower capitalization of software development costs negatively impacted earnings, despite lower gross research and development spending. The amounts capitalized during the quarter were $2.7 million compared to $8.0 million in the prior quarter. Overall, we're pleased with the progress we made during the quarter."
    Paul L. Ruflin, Eclipsys president and CEO, said: "We continued our progress in the marketplace in the fourth quarter of 2003 largely because of the support and loyalty we have received from our customers over the past 90 days. Our customers remain our top priority as we focus on providing them with solutions that create value for their organizations. We will continue to concentrate on growing our business and have made a number of changes within the company that position us for growth. We believe that 2004 will be a transition year for Eclipsys as we capitalize on the market's strong interest in healthcare information technology solutions and we begin to benefit from our subscription-based business model."

    Investor teleconference January 22

    Eclipsys senior executives will discuss the results during an investor community teleconference scheduled for 9 a.m. Eastern time Thursday, January 22. Persons interested in participating in the teleconference should call (888) 243-1745 within 10 minutes before the conference is slated to begin. For listen-only mode, participants can go to http://www.eclipsys.com about 10 minutes prior to the conference call to register and to download the necessary audio software. An audio replay will be available for approximately 48 hours beginning
11 a.m. Eastern time January 22 by visiting http://www.eclipsys.com.

    About Eclipsys

    Eclipsys is a leading provider of advanced clinical, financial and management information software and service solutions to more than 1,500 healthcare facilities. Eclipsys empowers healthcare organizations to improve patient safety, revenue cycle management and operational efficiency through innovative information solutions. For more information, see http://www.eclipsys.com or e-mail info@eclipsys.com.

    Statements in this news release concerning future results, performance or expectations are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All forward-looking statements included in this document are based upon information available to Eclipsys as of the date hereof and Eclipsys assumes no obligation to update any such forward-looking statements. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks include several risks in connection with our SunriseXA strategy, including the uncertainty of the time and costs required to implement the strategy, the potential that our strategy could change, the potential that we may encounter technical difficulties in implementing our strategy, and the potential that the changes to our products may affect customer demand. Other risks include potential financial constraints and other factors faced by the healthcare industry, changing customer requirements and other risks described in the filings of Eclipsys with the Securities and Exchange Commission, including its quarterly report on Form 10-Q for the quarter ended September 30, 2003. Eclipsys, Eclipsys Corporation and The Outcomes Company are registered trademarks and SunriseXA and the phrase "better healthcare through knowledge" are trademarks of Eclipsys Technologies Corporation. Other product and company names in this news release are trademarks or registered trademarks of their respective companies.



                         Eclipsys Corporation
           Consolidated Statements of Operations - Unaudited
                            (000's Omitted)

---------------------------------------------------------------------
                                 Three Months Ended
                                    December 31,
                                 -------------------
                                     2003      2002  Change $ Change %
                                 -------------------------------------
 Revenues:
 Systems and services             $60,334   $49,836  $10,498    21.1%
 Hardware                           5,973     3,612    2,361    65.4%
                                 --------- --------- --------
 Total revenues                    66,307    53,448   12,859    24.1%
                                 --------- --------- --------

 Costs and expenses:
 Cost of systems and services
  revenues                         41,202    31,996    9,206    28.8%
 Cost of hardware revenues          4,855     2,978    1,877    63.0%
 Sales and marketing               17,693    15,451    2,242    14.5%
 Research and development          17,154    12,645    4,509    35.7%
 General and administrative         3,681     3,958     (277)   -7.0%
 Depreciation and amortization      2,862     2,281      581    25.5%
                                 --------- --------- --------
 Total costs and expenses          87,447    69,309   18,138    26.2%
                                 --------- --------- --------

 Loss from operations             (21,140)  (15,861)  (5,279)   33.3%
 Interest income, net                 287     1,009     (722)  -71.6%
                                 --------- --------- --------
 Loss before income taxes         (20,853)  (14,852)  (6,001)   40.4%

 Provision for income taxes             -         -        -
                                 --------- --------- --------
 Net Loss                        $(20,853) $(14,852) $(6,001)   40.4%
                                 ========= ========= ========

 Earnings per share:
 Basic loss per share              $(0.46)   $(0.33)  $(0.13)   39.4%
                                 ========= ========= ========
 Diluted loss per share            $(0.46)   $(0.33)  $(0.13)   39.4%
                                 ========= ========= ========


 Weighted average shares outstanding:
 Basic                             45,728    44,936
                                 ========= =========
 Diluted                           45,728    44,936
                                 ========= =========

                         Eclipsys Corporation
           Consolidated Statements of Operations - Unaudited
                            (000's Omitted)

----------------------------------------------------------------------
                                           Three Months Ended
                                              September 30,
                                           -------------------
                                               2003  Change $ Change %
                                           ---------------------------
 Revenues:
 Systems and services                       $61,559   $(1,225)   -2.0%
 Hardware                                     6,591      (618)   -9.4%
                                           --------- ---------
 Total revenues                              68,150    (1,843)   -2.7%
                                           --------- ---------

 Costs and expenses:
 Cost of systems and services revenues       35,855     5,347    14.9%
 Cost of hardware revenues                    5,551      (696)  -12.5%
 Sales and marketing                         17,766       (73)   -0.4%
 Research and development                    14,633     2,521    17.2%
 General and administrative                   3,063       618    20.2%
 Depreciation and amortization                2,761       101     3.7%
                                           --------- ---------
 Total costs and expenses                    79,629     7,818     9.8%
                                           --------- ---------

 Loss from operations                       (11,479)   (9,661)   84.2%
 Interest income, net                           412      (125)  -30.3%
                                           --------- ---------
 Loss before income taxes                   (11,067)   (9,786)   88.4%

 Provision for income taxes                       -
                                           --------- ---------
 Net Loss                                  $(11,067)  $(9,786)   88.4%
                                           ========= =========

 Earnings per share:
 Basic loss per share                        $(0.24)   $(0.22)   91.7%
                                           ========= =========
 Diluted loss per share                      $(0.24)   $(0.22)   91.7%
                                           ========= =========


 Weighted average shares outstanding:
 Basic                                       45,488
                                           ==========
 Diluted                                     45,488
                                           ==========





                         Eclipsys Corporation
           Consolidated Statements of Operations - Unaudited
                            (000's Omitted)

  --------------------------------------------------------------------
                                    Year Ended
                                   December 31,
                                -------------------
                                    2003      2002   Change $ Change %
                                --------------------------------------
  Revenues:
  Systems and services          $233,971  $203,218   $30,753     15.1%
  Hardware                        20,708    14,850     5,858     39.4%
                                --------- --------- ---------
  Total revenues                 254,679   218,068    36,611     16.8%
                                --------- --------- ---------

  Costs and expenses:
  Cost of systems and services
   revenues                      143,761   119,044    24,717     20.8%
  Cost of hardware revenues       17,252    12,270     4,982     40.6%
  Sales and marketing             69,734    53,175    16,559     31.1%
  Research and development        58,306    46,228    12,078     26.1%
  General and administrative      13,528    12,434     1,094      8.8%
  Depreciation and amortization   10,492     8,531     1,961     23.0%
                                --------- --------- ---------
  Total costs and expenses       313,073   251,682    61,391     24.4%
                                --------- --------- ---------

  Loss from operations           (58,394)  (33,614)  (24,780)    73.7%
  Interest income, net             2,430     4,016    (1,586)   -39.5%
                                --------- --------- ---------
  Loss before income taxes       (55,964)  (29,598)  (26,366)    89.1%

  Provision for income taxes           -       165      (165)   100.0%
                                --------- --------- ---------
  Net Loss                      $(55,964) $(29,763) $(26,201)    88.0%
                                ========= ========= =========

  Earnings per share:
  Basic loss per share            $(1.23)   $(0.67)   $(0.56)    83.6%
                                ========= ========= =========
  Diluted loss per share          $(1.23)   $(0.67)   $(0.56)    83.6%
                                ========= ========= =========


  Weighted average shares outstanding:
  Basic                           45,405    44,711
                                ========= =========
  Diluted                         45,405    44,711
                                ========= =========





                         Eclipsys Corporation
                Consolidated Balance Sheets - Unaudited
             As of December 31, 2003 and December 31, 2002
                            (000's Omitted)


                                             December 31, December 31,
                                                 2003         2002
                                             -----------  ------------
                    Assets
  Current assets:
  Cash and cash equivalents                     $151,683     $183,500
  Accounts receivable, net                        54,903       46,822
  Inventory                                          530          656
  Other current assets                            14,993       16,921
                                              ----------- ------------
  Total current assets                           222,109      247,899

  Property and equipment, net                     32,304       26,800
  Capitalized software development costs, net     25,260       16,375
  Acquired technology, net                             -          267
  Goodwill                                           454          454
  Other assets                                    15,656        9,402
                                              ----------- ------------
  Total assets                                  $295,783     $301,197
                                              =========== ============
     Liabilities and Stockholders' Equity
  Current liabilities:
  Deferred revenue                               $91,782      $79,235
  Accrued compensation costs                      17,189       14,442
  Other current liabilities                       33,585       13,854
                                              ----------- ------------
  Total current liabilities                      142,556      107,531

  Deferred revenue                                 9,390          843
  Other long-term liabilities                        684          226

  Stockholders' equity:
  Common stock                                       460          451
  Additional paid-in-capital                     411,634      405,380
  Unearned stock compensation                       (795)      (1,021)
  Accumulated deficit                           (267,779)    (211,814)
  Accumulated other comprehensive loss              (367)        (399)
                                              ----------- ------------
  Total stockholders' equity                     143,153      192,597

                                              ----------- ------------
  Total liabilities and stockholders' equity    $295,783     $301,197
                                              =========== ============



    CONTACT: Eclipsys Corporation, Boca Raton
             Media:
             Judy Barnett, 561-322-4351
             judy.barnett@eclipsys.com
             or
             Investors:
             Robert J. Colletti, 561-322-4650
             investor.relations@eclipsys.com